UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2016

Frontier Communications Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-11001	06-0619596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7, Norwalk, Connecticut

(Address of principal executive offices, including zip code)

(203) 614-5600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The information set forth in the press release issued by Frontier Communications Corporation on January 6, 2016, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Frontier Communications Corporation issued on January 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

January 6, 2016	By:	/s/ Mark D. Nielsen

	Name:	Mark D. Nielsen
	Title:	Executive Vice President, General Counsel and Secretary